                                For Total Return

                                                                  DELAWARE GROUP

                                                                      Devon Fund

                                       1997
                                Semi-Annual
                                     Report

professional management

service and guidance

goals


DELAWARE
GROUP
--------

MAY 5, 1997

Dear Shareholder:

Devon Fund achieved a solid +11.85% total return (capital change plus income based on net asset value for A Class shares) during the first half of fiscal 1997, a time of substantial market volatility.

        We are pleased to report that Devon outpaced the average of its peers in the highly competitive Lipper Growth and Income Fund category for the six months ended April 30, 1997. Your Fund's short-term performance also kept pace with the unmanaged S&P 500 Index for most of the period, as shown on page 5.

FOOD, DRUG AND CAPITAL GOODS STOCKS WITH CONSISTENT EARNINGS AND DIVIDEND GROWTH HELPED DEVON FUND OUTPACE THE AVERAGE OF ITS PEERS BETWEEN OCTOBER AND APRIL.

        Since October 31, investors have been challenged by the specter of accelerating consumer prices. Inflation fears are being driven by a U.S. unemployment rate which, as of April, was at its lowest level since 1973. Meanwhile, America's output of goods and services has been growing at a robust annual rate of 5.8%, the latest quarterly U.S. government report shows.

        In March, the Federal Reserve Board - the nation's inflation fighter
- raised its target for short-term interest rates by 25 basis points (0.25%) to 5.5%, precipitating the biggest short-term decline in stock prices since the late 1980s. Within six weeks, however, the stock market recovered after additional economic reports showed that consumer prices were tame.

        Despite such volatility, many of your Fund's stock selections have done well since October, particularly food, pharmaceutical and capital goods stocks such as office furniture makers. A few of Devon's larger holdings were buffeted by health care regulatory and litigation issues, which negatively affected the Fund's short-term performance. We believe these issues will gradually dissipate.


                           2 1997 semi-annual report
                                   discipline

        We are encouraged by better-than-expected 1997 earnings at many U.S. companies, which bode well for dividend growth at these businesses. Your Fund's portfolio manager - George H. Burwell - remains confident in the Fund's strategy of selecting stocks with both growth and value characteristics. Your Fund's net assets have more than doubled since October amid the growing popularity of investment strategies that utilize the market's growth and income potential.

        Inside, Mr. Burwell explains what's happened since autumn, and what trends we believe are likely to shape the market for the balance of 1997. While all equity mutual funds are affected by short-term market fluctuations, we believe Devon's method of selecting stocks has the potential to both reduce exposure to market risks and provide superior long-term total return.
        I thank you for the confidence you have shown in Devon Fund and look forward to reporting to you again at year's end.


Sincerely,


/s/ Wayne A. Stork
-----------------------------------------------
Wayne A. Stork
CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER

TOTAL RETURN

------------------------------------------------------------------------------------------------------------
                                                            TOTAL RETURN            AVERAGE ANNUAL RETURN
                                                          SIX MONTHS ENDED            FROM DEC. 29, 1993
                                                          April 30, 1997             To April 30, 1997
------------------------------------------------------------------------------------------------------------
Devon Fund A Class                                           +11.85%                    +20.25%
------------------------------------------------------------------------------------------------------------
Lipper Growth and Income Fund Average                        +10.42% (605 funds)        +16.23% (319 funds)
Standard & Poor's 500 Index                                  +14.72%                    +20.56%
------------------------------------------------------------------------------------------------------------

DEVON FUND PERFORMANCE AND THAT OF THE LIPPER GROWTH & INCOME FUND AVERAGE IS BASED ON NET ASSET VALUE WITHOUT EFFECT OF SALES CHARGE AND ASSUMES REINVESTMENT OF DIVIDENDS. SEC-MANDATED PERFORMANCE INFORMATION FOR ALL FUND CLASSES CAN BE FOUND ON PAGE 9.

                            1997 semi-annual report 3

Portfolio Manager's Review

The first half of fiscal 1997 was a period that demanded exceptional patience and levelheaded stock picking. Stocks of large, high profile companies tended to outperform the rest of the market, as investors focused on businesses with consistent earnings and stocks offering dividend growth potential.

INVESTORS WHO RODE OUT THE MARKET'S
SHORT-LIVED WINTER FLU BY FOCUSING ON
DIVIDEND-PAYING COMPANIES EMERGED WITH
ROBUST RETUNRS.

        The overall U.S. equity market itself, however, was anything but consistent. After a burst of post-1996 federal election euphoria that lasted through mid-winter, investors suddenly soured on stocks following the Federal Reserve Board's March 13 decision to modestly raise the interest rate banks charge each other on overnight loans.

        Stocks of medium-size and small companies were especially hard hit early in calendar 1997, with many aggressive growth, non-dividend paying stocks falling 20% in value, or more than twice the decline of the Standard & Poor's 500 Index during March and early April.

        Fortunately, the market's adverse reaction to the Fed's effort to inoculate the U.S. economy against inflation proved brief. Investors who rode out the market's short-lived winter 'flu' by concentrating on dividend-paying, consumer and capital goods companies emerged with robust returns.

        Short-term volatility will always be a facet of equity investing. However, an investment in the S&P 500 on April 30, 1982, with dividends reinvested, would have grown in value by more than tenfold as of April 30, 1997, illustrating stocks' long-term potential.

PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------
April 30, 1997

--------------------------------------------------------------------------------
Median Market Capitalization                                      $3.3 billion
Number of Stocks                                                       54
Average Stock Price-to-Earnings Ratio*                               17.0x
Top Sector - Capital Goods                                           19.6%
Yield (before fund expenses)                                         1.84%
Beta**                                                               0.96

*  BASED ON ANALYSTS' EARNINGS ESTIMATES.
** A MEASURE OF RISK RELATIVE TO THE S&P 500 INDEX. A NUMBER LESS THAN
   1.0 MEANS LESS HISTORICAL PRICE VOLATILITY THAN THE INDEX. A NUMBER HIGHER THAN 1.0 MEANS MORE HISTORICAL VOLATILITY.

                           4 1997 semi-annual report

YOUR FUND'S PERFORMANCE AMID SHORT-TERM MARKET VOLATILITY
October 31, 1996, to April 30, 1997

Total aggregate return

           Devon     Standard & Poor's
           Fund A    500 Index
11/1/96       0             0
11/8/96     2.94%         3.7%
11/15/96    4.04%        4.72%
11/22/96    5.75%        6.33%
11/29/96    6.84%        7.56%
12/6/96     5.2 %        5.14%
12/13/96    3.97%        3.63%
12/20/96    6.26%        6.52%
12/27/96    7.36%         7.7%
1/3/97      6.85%        6.47%
1/10/97     7.81%        8.15%
1/17/97     9.42%       10.54%
1/24/97     8.76%        9.74%
1/31/97    10.45%       12.01%
2/7/97     11.18%       12.57%
2/14/97    13.9 %       15.32%
2/21/97    13.83%       14.41%
2/28/97    12.95%       12.89%
3/7/97     14.78%       14.98%
3/14/97    14.49%       13.35%
3/21/97    12.14%       12.07%
3/27/97    10.89%       10.65%
4/4/97      8.47%        8.39%
4/11/97     6.92%        5.54%
4/18/97    10.9 %        9.66%
4/25/97     8.47%        9.53%
4/30/97    11.85%       14.72%


Devon Fund's performance generally kept pace with the S&P 500 Index for most of the period since October. We were able to achieve this by focusing on stocks that appeared to offer lower risk and higher growth potential than the overall market.

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. PERFORMANCE OF OTHER CLASSES WILL DIFFER DUE TO DIFFERENT CHARGES AND EXPENSES. SEE PAGE 9 FOR SEC-MANDATED PERFORMANCE INFORMATION.

Strategic Positioning


In our opinion, investors will pay more for strong companies that are likely to increase cash dividends at an above-average rate. When we select stocks, we also look for several other indicators of capital appreciation potential, including:
* VALUE - attractive earnings growth at discount prices;
* CONSISTENCY - steady growth in a relatively stable industry;
* CASH FLOW - substantial resources to reinvest in the business or raise dividends;
* CATALYSTS - improving operations by expansion or acquisition; and,
* UNDER-RESEARCHED - the company's progress hasn't yet been recognized by the market.

        Devon Fund's value orientation led us to add a few consumer growth companies such as HERSHEY FOODS during the first half of fiscal 1997. We were attracted to the long-term potential of the Pennsylvania chocolate maker's acquisition this past winter of LEAF INC.'S candy business. Leaf's brands include Jolly Rancher and Good & Plenty.
        Nevertheless, we reduced our overall weighting in the consumer growth and consumer staples sectors, selling companies such as PROCTER & GAMBLE whose stock price (relative to earnings) exceeded the market average by more than 20%, triggering our sell discipline.
        We retained our drug stock holdings, which also did very well during the first few months of calendar 1997, because we believe this consumer growth industry has more potential. This fits our strategy of holding stocks longer to achieve higher levels of capital appreciation. We believe this helps us maximize total return with only a modest increase in risk.

                            1997 semi-annual report 5

        Compared to October 31, 1996, we've slightly increased our weighting in midcap companies, adding capital goods makers such as HON INDUSTRIES, an office furniture maker we believe may offer as much potential as HERMAN MILLER, INC. a similar company whose shares we purchased last summer and whose performance has been strong.
        On any tree, not all fruit ripens at the same time, and your Fund has had its share of disappointments since autumn. The most significant of these was COLUMBIA/HCA HEALTHCARE, which had been a top five holding at the start of the 1997 fiscal year. The company's share price suffered after Columbia, the nation's largest hospital chain, became a target of federal regulators who question the company's billing practices. We've retained our position because we believe the company's business is fundamentally sound and that a settlement can be reached.

HOW DEVON BLENDS VALUE AND GROWTH
April 30, 1997

-----------------------------------------------------------------------------------------------------------
                                                      ALLOCATION
                              PERCENT OF              CHANGE FROM                                1996
BROAD SECTORS             FUND'S NET ASSETS         OCTOBER 31, 1996      P/E RATIO        DIVIDEND GROWTH
-----------------------------------------------------------------------------------------------------------
Capital Goods                   19.6%                       +3%              18.9x              +6.7%
Consumer Growth                 19.0                        -4               18.5              +17.1
Finance                         16.8                        +2               16.0              +15.3
Consumer Staples                 8.9                        -5               17.4              +16.9
Technology                       5.5                        -1               14.2              +15.0
Other Consumer                   5.2                    Unchanged            13.1              +12.6
Utilities                        4.9                    Unchanged            12.7               +9.0
Energy                           3.6                        -1               15.7               +4.0
Real Estate Investment
  Trusts                         3.6                        +1               11.5              +10.6
-----------------------------------------------------------------------------------------------------------
TOTAL                                                                        17.0              +12.8%
S&P 500 INDEX                                                                18.9               +8.0%
-----------------------------------------------------------------------------------------------------------

WEIGHTED AVERAGE AMONG DEVON FUND HOLDINGS BASED ON EARNINGS ESTIMATES.

Your Fund's holdings generally have lower P/E ratios and higher dividend growth than the S&P 500 Index, a sign of our efforts to create a portfolio with both growth and value characteristics.

                           6 1997 semi-annual report

OUTLOOK
The S&P 500 Index has doubled in value in the past four years, and the U.S. economy has enjoyed a rather lengthy expansion. However, we are still finding attractive stock values, especially among mid-size companies. Our research is turning up overlooked industrial and service businesses that, in our opinion, are well-positioned to expand both earnings and dividends.

OUR RESEARCH IS TURNING UP OVERLOOKED
INDUSTRIAL AND SERVICE BUSINESSES THAT, IN OUR
OPINION, ARE WELL-POSITIONED TO EXPAND BOTH
EARNINGS AND DIVIDENDS.

outlook

        We also remain guardedly optimistic about the financial sector. We believe lingering uncertainty about whether the Federal Reserve Board will raise short-term interest rates in the coming months will create opportunity for value-oriented investors.
        Our approach to the financial sector is to generally avoid companies whose profits are likely to be negatively affected by consumer credit problems such as credit card issuers and most commercial banks. Instead we are focusing on insurance companies and consistently profitable businesses such as the FEDERAL NATIONAL MORTGAGE ASSOCIATION (Fannie Mae).
        A volatile market can be one where investors can't easily separate the wheat from the chaff, in the financial sector as well as in other industry groups. Your Fund's strategy of focusing on fundamental analysis helps us harvest growth and income opportunities while providing a mechanism that we believe can screen out companies likely to yield only minimal capital appreciation.


George H. Burwell
VICE PRESIDENT AND
SENIOR PORTFOLIO MANAGER
May 5, 1997

Q. WITH YIELDS AT AN ALL-TIME LOW, DOES DIVIDEND GROWTH STILL MATTER?

A. Definitely yes. It can point the way to capital appreciation potential.

                            1997 semi-annual report 7

Furnishing Opportunity
DEVON FUND'S BUY/SELL DISCIPLINE AT WORK

HERMAN MILLER INC. STOCK PRICE

               high            low
7/5/96        $15.4375        $14.9375
7/12/96       $17.625         $15
7/19/96       $17.3125        $15.875
7/26/96       $17.1875        $16.625
8/2/96        $17             $16
8/9/96        $17.25          $16.6875
8/16/96       $17.875         $16.5
8/23/96       $18             $17.5625  Devon begins buying
8/30/96       $19.125         $17.75
9/6/96        $19.46875       $18.5
9/13/96       $20.5625        $19.25
9/20/96       $20.1875        $19.5
9/27/96       $20.1875        $19.8125
10/4/96       $22.3125        $20
10/11/96      $22.5           $21.8125
10/18/96      $22.75          $21.75
10/25/96      $22.75          $21.875
11/1/96       $22.4375        $21.5625
11/8/96       $22.125         $21.125
11/15/96      $22.625         $20.75
11/22/96      $23.8125        $21.875
11/29/96      $23.75          $23.3125
12/6/96       $24             $22.625
12/13/96      $24.0625        $22.8125
12/20/96      $27.5           $22.5
12/27/96      $27.125         $25.375
1/3/97        $28.3125        $26.875
1/10/97       $28.125         $27.375
1/17/97       $29.25          $27.875
1/24/97       $30.4375        $28.625
1/31/97       $29.9375        $28
2/7/97        $29.75          $28.75
2/14/97       $33.75          $30
2/21/97       $34.375         $32.625
2/28/97       $34.9375        $32.125
3/7/97        $33.75          $32.25
3/14/97       $34.25          $33.375   Devon begins selling
3/21/97       $34.125         $32.5
3/28/97       $35.625         $33.25
4/4/97        $35.75          $34.125
4/11/97       $37.625         $36.3125
4/18/97       $37.375         $34.5
4/25/97       $34.75          $28
5/2/97        $33.625         $29.25

For office furniture companies such as HERMAN MILLER INC., these are heady times. Not since the mid-1980s have so many companies added or replaced so many desks. It's a byproduct of the fact that many corporations enjoy high earnings and have finally been hiring after years of downsizing.
        In July 1996, Devon Fund's portfolio manager recognized the trend, and capitalized on it by purchasing Herman Miller stock. At the time, we believed Wall Street was overlooking a company whose growth prospects were better than most furniture makers.
        You may recall that July 1996 was also a period of exceptional market volatility. This provided Devon's portfolio with an opportunity to purchase Herman Miller's stock at what we believed was an attractive price. Among the factors affecting our decision to buy were:

* a record level of new orders;
* a substantial increase in earnings estimates by analysts;
* a stock price relative to earnings that was about a 30% discount to the overall market; and,
* strong sales growth potential for a multi-year period.


       In the fall of 1996, the stock represented more than 2% of Devon Fund's net assets. By early April, 1997, Herman Miller's share price had more than doubled. Your Fund's manager then decided to substantially reduce Devon's position when the company's share price approached the parameters of the Fund's sell discipline.
        As of this writing, we believe the office furnishings boom is likely to continue for two to three years. Of course, as with all the Fund's holdings, we continually reevaluate our remaining position.

                            8 1997-semi-annual report

Devon Fund Performance

GROWTH OF A $10,000 INVESTMENT
DECEMBER 29, 1993, TO APRIL 30, 1997
With Reinvestment of Capital Gains And Dividends

                            Lipper
                        Growth & Income
              Devon     Fund Average      S&P500
              Fund A     (319 Funds)      Index
Dec-93       $ 9,525       $10,000       $10,000
Jan-94       $ 9,877       $10,370       $10,348
Feb-94       $ 9,887       $10,165       $10,068
Mar-94       $ 9,554       $ 9,748       $ 9,630
Apr-94       $ 9,898       $ 9,849       $ 9,753
May-94       $10,022       $ 9,949       $ 9,912
Jun-94       $ 9,830       $ 9,729       $ 9,669
Jul-94       $10,117       $10,003       $ 99,86
Aug-94       $10,491       $10,378       $10,395
Sep-94       $10,319       $10,143       $10,141
Oct-94       $10,405       $10,255       $10,368
Nov-94       $ 9,867       $ 9,876       $ 9,991
Dec-94       $10,101       $ 9,986       $10,139
Jan-95       $10,111       $10,139       $10,401
Feb-95       $10,652       $10,526       $10,806
Mar-95       $11,023       $10,794       $11,125
Apr-95       $11,184       $11,049       $11,452
May-95       $11,486       $11,410       $11,909
Jun-95       $11,706       $11,655       $12,185
Jul-95       $12,150       $12,051       $12,588
Aug-95       $12,190       $12,134       $12,620
Sep-95       $12,724       $12,499       $13,152
Oct-95       $12,694       $12,338       $13,105
Nov-95       $13,170       $12,883       $13,679
Dec-95       $13,682       $13,094       $13,943
Jan-96       $13,960       $13,457       $14,417
Feb-96       $14,035       $13,652       $14,551
Mar-96       $14,014       $13,842       $14,691
Apr-96       $14,217       $14,081       $14,907
May-96       $14,529       $14,350       $15,290
Jun-96       $14,957       $14,300       $15,348
Jul-96       $14,269       $13,685       $14,669
Aug-96       $14,667       $14,074       $14,979
Sep-96       $15,448       $14,717       $15,821
Oct-96       $15,761       $14,998       $16,257
Nov-96       $16,839       $15,977       $17,485
Dec-96       $16,817       $15,814       $17,139
Jan-97       $17,408       $16,495       $18,208
Feb-97       $17,801       $16,582       $18,352
Mar-97       $17,048       $15,990       $17,599
Apr-97       $17,628       $15,990       $18,648

By focusing on undervalued companies with earnings and dividend growth potential, your Fund has been able to provide higher returns than comparable funds over its lifetime.
                  ,
CHART ASSUMES $10,000 INVESTED ON DECEMBER 29, 1993, AND INCLUDES THE EFFECT OF A 4.75% FRONT-END SALES CHARGE AND THE REINVESTMENT OF ALL DIVIDENDS. PERFORMANCE OF OTHER CLASSES OF DEVON FUND WILL VARY DUE TO DIFFERING CHARGES AND EXPENSES.

DEVON FUND PERFORMANCE
Average Annual Return Through April 30, 1997

-----------------------------------------------------------------------------------------
                                                      LIFETIME                 ONE YEAR
-----------------------------------------------------------------------------------------
Class A (Est. 12/29/93)
  Excluding Sales Charge                               +20.25%                   +23.99%
  Including Sales Charge                               +18.51%                   +18.11%
-----------------------------------------------------------------------------------------
Class B (Est. 9/6/94)
  Excluding Sales Charge                               +21.03%                   +23.24%
  Including Sales Charge                               +20.20%                   +19.24%
-----------------------------------------------------------------------------------------
Class C (Est. 11/29/95)
  Excluding Sales Charge                               +21.92%                   +23.18%
  Including Sales Charge                               +21.92%                   +22.18%
-----------------------------------------------------------------------------------------

  DEVON FUND'S RETURN AND SHARE VALUE FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. RETURNS REFLECT REINVESTMENT OF DISTRIBUTIONS AND SALES CHARGES AS NOTED BELOW. LIFETIME PERFORMANCE "EXCLUDING SALES CHARGE" FOR B AND C CLASSES ASSUMES THE INVESTMENT WAS NOT REDEEMED.

  CLASS A RETURNS REFLECT THE EFFECT OF THE 4.75% MAXIMUM FRONT-END SALES CHARGE AND A 12B-1 FEE.
  CLASS B SHARES DO NOT CARRY A FRONT-END SALES CHARGE, BUT ARE SUBJECT TO A 1% ANNUAL DISTRIBUTION AND SERVICE FEE. THEY ARE SUBJECT TO A DEFERRED SALES CHARGE IF REDEEMED BEFORE THE END OF THE SIXTH YEAR.
  CLASS C SHARES HAVE A 1% ANNUAL DISTRIBUTION AND SERVICE FEE AND A 1% CONTINGENT DEFERRED SALES CHARGE IF REDEEMED WITHIN 12 MONTHS.

  VOLUNTARY FEE CAPS EQUAL 1.25% OF NET ASSETS FOR A CLASS SHARES AND 1.95% FOR B AND C CLASS SHARES WERE IN EFFECT AS OF APRIL 30, 1997. RETURNS WOULD HAVE BEEN LOWER WITHOUT THE CAPS.

  THE AVERAGE ANNUAL TOTAL RETURNS FOR THE LIFETIME AND ONE-YEAR PERIODS AND AGGREGATE SIX-MONTH RETURN FOR THE PERIOD ENDED APRIL 30, 1997 FOR DEVON FUND'S INSTITUTIONAL CLASS WERE +20.61%, +24.41% AND +12.03%. THESE SHARES ARE AVAILABLE WITHOUT SALES OR ASSET-BASED DISTRIBUTION CHARGES ONLY TO CERTAIN ELIGIBLE INSTITUTIONAL ACCOUNTS.

                            1997 semi-annual report 9

Financial Statements
DELAWARE GROUP EQUITY FUNDS I, INC. -
DEVON FUND
STATEMENT OF NET ASSETS APRIL 30, 1997
(UNAUDITED)

----------------------------------------------------------------------------
                                                     NUMBER OF     MARKET
                                                       SHARES      VALUE
----------------------------------------------------------------------------
COMMON STOCK - 91.11%
AEROSPACE AND DEFENSE - 3.29%
GenCorp ........................................       47,700   $  894,375
Lockheed Martin ................................        7,100      635,450
                                                                ----------
                                                                 1,529,825
                                                                ----------
AUTOMOBILES & AUTO PARTS - 3.30%
Danaher ........................................       34,000    1,534,250
                                                                ----------
                                                                 1,534,250
                                                                ----------
BANKING, FINANCE & INSURANCE - 16.61%
American International Group ...................       15,000    1,927,500
Chubb ..........................................       13,800      796,950
Federal National Mortgage ......................       35,400    1,455,825
Nationwide Financial Services-A ................       18,000      477,000
Penncorp Financial Group .......................       18,300      629,063
Southern National ..............................        8,200      321,850
State Street Bank ..............................       15,200    1,197,000
UNUM ...........................................       12,000      924,000
                                                                ----------
                                                                 7,729,188
                                                                ----------
BUILDINGS AND MATERIALS - 2.42%
Foster Wheeler .................................       29,200    1,127,850
                                                                ----------
                                                                 1,127,850
                                                                ----------
CABLE, MEDIA, & PUBLISHING - 6.67%
Banta ..........................................       15,600      395,850
Reynolds & Reynolds Class A ....................       44,000      913,000
Wallace Computer Services ......................       67,000    1,792,250
                                                                ----------
                                                                 3,101,100
                                                                ----------
COMPUTERS & TECHNOLOGY - 2.13%
Hewlett-Packard ................................       18,900      992,250
                                                                ----------
                                                                   992,250
                                                                ----------
CONSUMER PRODUCTS - 3.72%
General Electric ...............................        8,000      887,000
Masco ..........................................       22,300      841,825
                                                                ----------
                                                                 1,728,825
                                                                ----------
ELECTRONICS & ELECTRICAL - 1.54%
Raychem ........................................        6,700      432,150
Teleflex .......................................        4,900      282,975
                                                                ----------
                                                                   715,125
                                                                ----------
ENERGY - 3.57%
Kerr-McGee .....................................       14,800      893,550
Royal Dutch Petroleum ADR ......................        2,200      396,550
TOTAL SA - ADR .................................        8,900      370,462
                                                                ----------
                                                                 1,660,562
                                                                ----------
FOOD, BEVERAGE & TOBACCO - 8.78%
ConAgra ........................................       32,600    1,878,575
Hershey Foods ..................................       10,200      553,350
Philip Morris ..................................       42,000    1,653,750
                                                                ----------
                                                                 4,085,675
                                                                ----------
---------------
Top 10 holdings, representing 36.14% of net assets, are in boldface

----------------------------------------------------------------------------
                                                     NUMBER OF     MARKET
                                                       SHARES      VALUE
----------------------------------------------------------------------------

COMMON STOCK (CONTINUED)
HEALTHCARE & PHARMACEUTICALS - 11.06%
Baxter International ...........................        7,300   $  349,488
Columbia/HCA Healthcare ........................       33,700    1,179,500
Johnson & Johnson ..............................       15,800      967,750
Schering-Plough ................................       15,700    1,256,000
SmithKline Beecham .............................       17,300    1,394,812
                                                                ----------
                                                                 5,147,550
                                                                ----------
INDUSTRIAL MACHINERY - 0.82%
Pentair ........................................       12,800      382,400
                                                                ----------
                                                                   382,400
                                                                ----------
REAL ESTATE - 4.13%
Colonial Properties Trust ......................        6,000      170,250
D.R. Horton ....................................       59,200      577,200
Health Care Property Investors .................        8,800      291,500
Kilroy Realty ..................................       12,300      289,050
Nationwide Health Properties ...................       19,700      394,000
Sun Communities ................................        6,200      198,400
                                                                ----------
                                                                 1,920,400
                                                                ----------
RETAIL - 4.59%
May Department Stores ..........................       10,300      476,375
Rite Aid .......................................       29,300    1,347,800
Developers Diversified Realty ..................        5,000      184,375
Storage USA ....................................        3,400      127,925
                                                                ----------
                                                                 2,136,475
                                                                ----------
TELECOMMUNICATIONS - 1.97%
ALLTEL .........................................       29,100      916,650
                                                                ----------
                                                                   916,650
                                                                ----------
TEXTILES, APPAREL, & FURNITURE - 9.01%
Ecolab .........................................       45,900    1,870,425
Hillenbrand Industries .........................       11,300      485,900
HON Industries .................................       23,000      968,875
Miller (Herman)  ...............................       10,600      342,513
Valspar ........................................       18,300      521,550
                                                                ----------
                                                                 4,189,263
                                                                ----------
UTILITIES - 2.77%
CMS Energy .....................................       15,900      504,825
DQE ............................................        7,100      196,137
Edison International ...........................       13,500      283,500
Illinova .......................................       13,500      303,750
                                                                ----------
                                                                 1,288,212
                                                                ----------
MISCELLANEOUS - 4.73%
Tompkins plc-ADR ...............................       13,500      243,000
Tyco International .............................       32,100    1,958,100
                                                                ----------
                                                                 2,201,100
                                                                ----------
Total Common Stock
(cost $37,497,234)  ............................                42,386,700
                                                                ----------

CONVERTIBLE PREFERRED STOCKS - 0.69%
Freeport-McMoRan Copper & Gold 5.00% pfd cv ....       11,900      321,300
                                                                ----------
Total Convertible Preferred Stock
(cost $319,700)  ...............................                   321,300
                                                                ----------

                           10 1997 semi-annual report

----------------------------------------------------------------------------
                                                     PRINCIPAL     MARKET
                                                      AMOUNT       VALUE
----------------------------------------------------------------------------

REPURCHASE AGREEMENTS - 8.50%
With J. P. Morgan Securities 5.40% 5/1/97
(dated 4/30/97, collateralized by $859,000
U.S. Treasury Notes 8.625% due 8/15/97,
market value $881,290, and $408,000 U.S. ........
Treasury Notes 5.125% due 4/30/98,
market value $404,644) ..........................   $  1,254,000   $  1,254,000
With PaineWebber 5.40% 5/1/97 (dated
4/30/97, collateralized by $862,000 U.S. ........
Treasury Notes 6.875% due 3/31/00, market
value $877,279, and $392,000 U.S. Treasury
Notes 6.000% due 11/30/97, market value
$402,126) .......................................      1,254,000      1,254,000
With Prudential Securities 5.40% 5/1/97 (dated
4/30/97, collateralized by $1,440,000 U.S. ......
Treasury Notes 6.125% due 5/31/97, market
value $1,476,885)  ..............................      1,445,000      1,445,000
Total Repurchase Agreements
(cost $3,953,000)  ..............................                     3,953,000
                                                                   ------------

TOTAL MARKET VALUE OF SECURITIES OWNED - 100.30%
(cost $41,769,934)  .............................                  $ 46,661,000
                                                                   ------------
LIABILITIES NET OF RECEIVABLES - (0.30%)
AND OTHER ASSETS ................................                     (1 39,957)
                                                                   ------------
NET ASSETS APPLICABLE TO 3,064,512 - 100.00%
SHARES ($1 PAR VALUE) OUTSTANDING ...............                  $ 46,521,043
                                                                   ------------

NET ASSET VALUE - DEVON FUND A CLASS
(27,943,859 / 1,839,435 shares)  ................                        $15.19
                                                                         ======
NET ASSET VALUE - DEVON FUND B CLASS
(12,235,014 / 807,757 shares)  ..................                        $15.15
                                                                         ======
NET ASSET VALUE - DEVON FUND C CLASS
(2,084,037 / 137,724 shares)  ...................                        $15.13
                                                                         ======
NET ASSET VALUE - DEVON FUND INSTITUTIONAL CLASS
(4,258,133 / 279,596 shares)  ...................                        $15.23
                                                                         ======

COMPONENTS OF NET ASSETS AT APRIL 30, 1997:
Common stock, $1 par value, 125,000,000 shares
authorized to the Devon Fund ....................                  $ 40,465,318
Accumulated undistributed:
Net investment loss
Net realized gain on investments ................                     1,179,336
Net unrealized appreciation of investments ......                     4,891,066
                                                                   ------------
Total net assets ................................                  $ 46,521,043
                                                                   ============
----------

ADR - American Depository Receipt

                                 See accompanying notes

Delaware Group Equity Funds I, Inc. -
Devon Fund
Statements of Operations
Six Months Ended April 30, 1997
(Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends .........................................    $  295,262
Interest ..........................................        62,786   $   358,048
                                                       ----------

EXPENSES:
Management fees ($95,547) and
directors' fees ($3,264)  .........................        98,811
Distribution expense ..............................        70,252
Dividend disbursing and transfer agent
fees and expenses .................................        55,673
Federal and state registration fees ...............         8,904
Taxes other than taxes on income ..................         8,600
Professional fees .................................         7,600
Accounting fees and salaries ......................         5,765
Reports and statements to shareholders ............         5,530
Custodian fees ....................................         2,250
Other .............................................            20
                                                       ----------
                                                          263,405
                                                       ----------
Less expenses absorbed by Delaware
Management Company, Inc. ..........................       (45,443)      217,962
                                                       ----------   -----------

NET INVESTMENT INCOME .............................                     140,086
                                                                    -----------

NET REALIZED AND UNREALIZED GAIN
ON INVESTMENTS:
Net realized gain from security transactions ......                   1,184,608
Net unrealized appreciation
of investments during period ......................                   1,747,501
                                                                    -----------
NET REALIZED AND UNREALIZED
GAIN ON INVESTMENTS:  .............................                   2,932,109
                                                                    -----------
NET INCREASE IN NET
ASSETS RESULTING FROM OPERATIONS ..................                 $ 3,072,195
                                                                    ===========

                             See accompanying notes

                           1997 semi-annual report 11

Delaware Group Equity Funds I, Inc. - Devon Fund
Statement of Changes in Net Assets
Six Months Ended April 30, 1997
--------------------------------------------------------------------------------

                                                Six Months Ended      Year Ended
                                               4/30/97 (Unaudited)     10/31/96
                                               ---------------------------------
OPERATIONS:
Net investment income .......................    $    140,086      $    277,292
Net realized gain from security transactions        1,184,608         1,659,549
Net unrealized appreciation during the period       1,747,501         1,747,047
                                                 ------------      ------------
Net increase in net assets
resulting from operations ...................       3,072,195         3,683,888
                                                 ------------      ------------

DISTRIBUTION TO SHAREHOLDERS FROM:
Net investment income:
Devon Fund A Class ..........................        (162,838)         (174,416)
Devon Fund B Class ..........................         (17,534)          (16,956)
Devon Fund C Class ..........................          (4,445)           (3,999)
Devon Fund Institutional Class ..............         (42,042)          (56,556)
Net realized gain from security transactions:
Devon Fund A Class ..........................      (1,104,350)         (463,434)
Devon Fund B Class ..........................        (216,938)          (50,076)
Devon Fund C Class ..........................        (264,306)             (367)
Devon Fund Institutional Class ..............         (82,512)         (151,603)
                                                 ------------      ------------
                                                   (1,894,965)         (917,407)
                                                 ------------      ------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Devon Fund A Class ..........................      14,168,109         6,421,733
Devon Fund B Class ..........................       8,439,900         2,265,272
Devon Fund C Class ..........................       1,027,186         1,597,020
Devon Fund Institutional Class ..............       1,398,043           842,297

                                                 Six Months Ended     Year Ended
                                               4/30/97 (Unaudited)     10/31/96
                                               ---------------------------------
Net asset value of shares issued upon
reinvestment of dividends from net realized
gain on security transactions:
Devon Fund A Class ..........................    $  1,236,379      $    621,810
Devon Fund B Class ..........................         272,894            64,045
Devon Fund C Class ..........................          83,467             4,344
Devon Fund Institutional Class ..............         258,979           208,178
                                                 ------------      ------------
                                                   26,884,957        12,024,699
                                                 ------------      ------------
Cost of shares repurchased:
Devon Fund A Class ..........................      (3,129,807)       (2,868,651)
Devon Fund B Class ..........................        (116,026)         (105,456)
Devon Fund C Class ..........................        (123,743)         (647,436)
Devon Fund Institutional Class ..............        (823,410)       (1,096,984)
                                                 ------------      ------------
                                                   (4,192,986)       (4,718,527)
                                                 ------------      ------------
Increase in assets derived from
capital share transactions ..................      22,691,971         7,306,172
                                                 ------------      ------------

NET INCREASE IN NET ASSETS ..................      23,869,201        10,072,653

NET ASSETS:
Beginning of period .........................      22,651,842        12,579,189
                                                 ------------      ------------
End of period ...............................    $ 46,521,043      $ 22,651,842
                                                 ------------      ------------

                             See accompanying notes

Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                 Devon Fund A Class
                                                              -------------------------------------------------------
                                                               Six Months                                   12/29/93(2)
                                                                 Ended            Year Ended                   to
                                                               4/30/97(1)    10/31/96        10/31/95       10/31/94
                                                              (Unaudited)
Net asset value, beginning of period. . . . . . . . . . . . . . $14.610      $12.550         $10.830        $10.000
                                                                -------      -------         -------        -------
Income from investment operations:
Net investment income . . . . . . . . . . . . . . . . . . . . .   0.081        0.216           0.207(3)       0.136
Net realized and unrealized gain from security transactions       1.594        2.689           2.053          0.784
                                                                -------      -------         -------        -------
Total from investment operations. . . . . . . . . . . . . . . .   1.675        2.905           2.260          0.920
                                                                -------      -------         -------        -------
Less dividends and distributions:
Dividends from net investment income. . . . . . . . . . . . . .  (0.130)      (0.205)         (0.220)        (0.090)
Distributions from net realized gain on security transactions    (0.965)      (0.640)         (0.320)           -
                                                                -------      -------         -------        -------
Total distributions . . . . . . . . . . . . . . . . . . . . . .  (1.095)      (0.845)         (0.540)        (0.090)
                                                                -------      -------         -------        -------
Net asset value, end of period. . . . . . . . . . . . . . . . . $15.190      $14.610         $12.550        $10.830
                                                                =======      =======         =======        =======

Total return(4) . . . . . . . . . . . . . . . . . . . . . . . .   11.85%       24.14%          21.98%         11.09%
Ratios and supplemental data:
Net assets, end of period (000 omitted) . . . . . . . . . . . . $27,944      $14,907          $8,846         $4,600
Ratio of expenses to average net assets . . . . . . . . . . . .    1.24%(5)     1.25%(5)        1.25%(5)       1.25%(5)
Ratio of net investment income to average net assets  . . . . .    0.99%(6)     1.67%(6)        1.82%(6)       1.96%(6)
Portfolio turnover. . . . . . . . . . . . . . . . . . . . . . .      40%          80%             99%           180%
Average commission rate paid. . . . . . . . . . . . . . . . . . $0.0600       $0.0600            N/A            N/A

----------------------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Date of initial public offering, ratios and total return have been annualized.
(3) 1995 per share information was based on the average shares outstanding method.
(4) Does not include maximum sales charge nor the 1% limited contingent deferred sales charge that would apply in the event of certain redemptions within 12 months of purchase.
(5) Ratio of expenses to average net assets prior to expense limitation was 1.53% for the six months ended April 30,1997, 1.84% for year ended October 31, 1996, 2.29% for the year ended October 31, 1995 and 3.26% for the period ended October 31, 1994.
(6) Ratio of net investment income (loss) to average net assets prior to expense limitation was 0.70% for the six months ended April 30, 1997, 1.08% for the year ended October 31, 1996, 0.78% for the year ended October 31, 1995 and (0.05%) for the period ended October 31, 1994.

                           12 1997 semi-annual report

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                               Devon Fund B Class                Devon Fund C Class
                                                  ----------------------------------------------------------------------
                                                   Six Months                       9/06/942    Six Months   11/29/95(2)
                                                     Ended         Year Ended          to         Ended          to
                                                   4/30/97(1)   10/31/96  10/31/95  10/31/94     4/30/971     10/31/96
                                                  (Unaudited)                                   (Unaudited)
Net asset value, beginning of period . . . . .      $14.540     $12.500   $10.820   $10.900       $14.530     $13.020
                                                    -------     -------   -------   -------       -------     -------
Income from investment operations:
Net investment income. . . . . . . . . . . . .        0.040       0.136     0.127(3)  0.027         0.026       0.188
Net realized and unrealized gain (loss)
from security transactions . . . . . . . . . .        1.580       2.664     2.053    (0.077)        1.584       2.157
                                                    -------     -------   -------   -------       -------     -------
Total from investment operations . . . . . . .        1.620       2.800     2.180    (0.050)        1.610       2.345
                                                    -------     -------   -------   -------       -------     -------

Less dividends and distributions:
Dividends from net investment income . . . . .       (0.045)     (0.120)   (0.180)   (0.030)       (0.045)     (0.195)
Distributions from net realized gain
on security transactions . . . . . . . . . . .       (0.965)     (0.640)   (0.320)    0.000        (0.965)     (0.640)
                                                    -------     -------   -------   -------       -------     -------
Total distributions. . . . . . . . . . . . . .       (1.010)     (0.760)   (0.500)   (0.030)       (1.010)     (0.835)
                                                    -------     -------   -------   -------       -------     -------
Net asset value, end of period . . . . . . . .      $15.150     $14.540   $12.500   $10.820       $15.130     $14.530
                                                    =======     =======   =======   =======       =======     =======

Total return(4). . . . . . . . . . . . . . . .        11.49%      23.38%    21.09%   (0.46%)        11.42%      18.94%

Ratios and supplemental data:
Net assets, end of period (000 omitted). . . .      $12,235      $3,399      $863     $115         $2,084      $1,056
Ratio of expenses to average net assets. . . .         1.94%(5)    1.95%(5)  1.95%(5) 1.95%(5)       1.94%(7)    1.95%(7)
Ratio of net investment income
to average net assets. . . . . . . . . . . . .         0.29%(6)    0.97%(6)  1.12%(6) 1.26%(6)       0.29%(8)    0.97%(8)
Portfolio turnover . . . . . . . . . . . . . .           40%         80%       99%     180%            40%         80%
Average commission rate paid . . . . . . . . .      $0.0600     $0.0600       N/A      N/A        $0.0600     $0.0600

--------------------
(1) Ratios have been annualized and total return has not been annualized.
(2 Date of initial public offering; ratios have been annualized and total return has not been annualized.
(3) 1995 per share information was based on the average shares outstanding method.
(4) Does not include contingent deferred sales charge which varies from 1%-4% depending upon the holding period for Devon Fund B Class and C Class.
(5) Ratio of expenses to average net assets prior to expense limitation was 2.23% for the six months ended April 30, 1997, 2.54% for year ended October 31, 1996, 2.99% for the year ended October 31, 1995 and 3.96% for the period ended October 31, 1994.
(6) Ratio of net investment income (loss) to average net assets prior to expense limitation was 0.00% for the six months ended April 30, 1997, 0.38% for the year ended October 31, 1996, 0.08% for the year ended October 31, 1995 and (0.75%) for the period ended October 31, 1994.
(7) Ratio of expenses to average net assets prior to expense limitation was 2.23% for the six months ended April 30, 1997 and 2.54% for the period ended October 31, 1996.
(8) Ratio of net investment income to average net assets prior to expense limitation was 0.00% for the six months ended April 30, 1997 and 0.38% for the period ended October 31, 1996.

                           1997 SEMI-ANNUAL REPORT 13

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                        Devon Fund Institutional Class
                                                          --------------------------------------------------------
                                                           Six Months                                   12/29/93(2)
                                                             Ended                Year Ended                to
                                                            4/30/97(1)    10/31/96        10/31/95       10/31/94
                                                          (Unaudited)
Net asset value, beginning of period. . . . . .             $14.670        $12.590        $10.860        $10.000
                                                            -------        -------        -------        -------
Income from investment operations:
Net investment income . . . . . . . . . . . . .               0.083          0.267          0.241(3)        0.201
Net realized and unrealized gain (loss)
from security transactions. . . . . . . . . . .               1.622          2.693          2.049          0.749
                                                            -------        -------        -------        -------
Total from investment operations. . . . . . . .               1.705          2.960          2.290          0.950
                                                            -------        -------        -------        -------

Less dividends and distributions:
Dividends from net investment income. . . . . .              (0.180)        (0.240)        (0.240)        (0.090)
Distributions from net realized gain
on security transactions. . . . . . . . . . . .              (0.965)        (0.640)        (0.320)            -
                                                            -------        -------        -------        -------
Total distributions . . . . . . . . . . . . . .              (1.145)        (0.880)        (0.560)        (0.090)
                                                            -------        -------        -------        -------
Net asset value, end of period . .  . . . . . .             $15.230        $14.670        $12.590        $10.860
                                                            =======        =======        =======        =======

Total return. . . . . . . . . . . . . . . . . .               12.03%         24.56%         22.26%         11.45%

Ratios and supplemental data:
Net assets, end of period (000 omitted) . . .                $4,258         $3,290         $2,870         $2,516
Ratio of expenses to average net assets . . .                  0.94%(4)       0.95%(4)       0.95%(4)       0.95%(4)
Ratio of net investment income to
average net assets. . . . . . . . . . . . . .                  1.29%(5)       1.97%(5)       2.12%(5)       2.26%(5)
Portfolio turnover. . . . . . . . . . . . . .                    40%            80%            99%           180%
Average commission rate paid. . . . . . . . .               $0.0600        $0.0600            N/A            N/A

----------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Date of initial public offering; ratios and total return have been annualized.
(3) 1995 per share information was based on the average shares outstanding method.
(4) Ratio of expenses to average net assets prior to expense limitation was 1.23% for the six months ended April 30, 1997, 1.54% for year ended October 31, 1996, 1.99% for the year ended October 31, 1995 and 2.96% for the period ended October 31, 1994.
(5) Ratio of net investment income to average net assets prior to expense limitation was 1.00% for the six months ended April 30, 1997, 1.38% for the year ended October 31, 1996, 1.08% for the year ended October 31, 1995 and 0.25% for the period ended October 31, 1994.

                           14 1997 semi-annual report

DELAWARE GROUP EQUITY FUNDS I, INC.-
DEVON FUND
NOTES TO FINANCIAL STATEMENTS
APRIL 30, 1997
(UNAUDITED)

Delaware Group Equity Funds I, Inc. - Delaware Fund ("the Company"), formerly known as Delaware Group Delaware Fund, Inc., is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Company currently offers two Series, Delaware Fund and Devon Fund (the "Fund"). The Company is organized as a Maryland corporation. The Fund offers four classes of shares.

The investment objective of the Fund is to seek current income and capital appreciation.

1.  Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation - Securities listed on an exchange are valued at the last quoted sales price as of 4:00 pm EST on the valuation date. Securities not traded or securities not listed on an exchange are valued at the last mean of the quoted bid and asked prices. Long-term debt securities are valued by an independent pricing service when such prices are believed to reflect the fair value of such securities. Money market instruments having less than 60 days to maturity are valued at amortized cost.

Federal Income Taxes - The Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes is required in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

Repurchase Agreements - The Fund may invest in a pooled cash account along with other members of the Delaware Group of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 100% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Class Accounting - Investment income, common expenses, and gain realized and unrealized (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses common to all Funds within the Delaware Group of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Original issue discounts are accreted to interest income over the lives of the respective securities.

2.  Investment Management and Other Transactions with Affiliates
In accordance with the terms of the Investment Management Agreement, the Fund pays Delaware Management Company, Inc. (DMC), the Investment Manager of the Fund, a fee which is calculated daily at the annual rate of 0.60% on the first $500 million of average daily net assets of the Fund and 0.50% on the average daily net assets over $500 million. At April 30, 1997, the Fund had a liability for Investment Management fees and other expenses payable to DMC for $85,594.

DMC has elected voluntarily to waive its fee and reimburse the Fund to the extent that annual operating expenses, exclusive of taxes, interest, brokerage commission, extraordinary expenses and 12B-1 expenses exceed 0.95% of average net assets for each class through June 30, 1997. Total expenses absorbed by DMC for the six months ended April 30, 1997, were $45,443.

Pursuant to the Distribution Agreement, the Fund pays Delaware Distributors, L.P. (DDLP), the Distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of A Class and 1.00% of the average daily net assets of B Class and C Class. No distribution expenses are paid by the Institutional Class. At April 30, 1997, the Fund had a liability for distribution fees and other expenses payable to DDLP for $20,398. For the six months ended April 30, 1997, DDLP earned $29,598 for commissions on sales of Devon Fund A Class shares.

The Fund has engaged Delaware Service Company, Inc. (DSC) and Delaware Investment & Retirement Services, Inc. (DIRSI), affiliates of DMC, to serve as dividend disbursing and transfer agents for the Fund. For the six months ended April 30, 1997, the Fund has expensed $55,673 for these services. The Fund also engaged DSC to provide accounting services for the Fund. For the six months ended April 30, 1997, the Fund has expensed $4,444 for these services. Previously fund personnel provided this service and the related costs were recorded in salaries and other expense categories in the Statement of Operations. At April 30, 1997, the Fund had a liability for dividend disbursing, transfer agent, and accounting service fees and other expenses payable to DSC and DIRSI for $34,218.

Certain officers of DMC are officers, directors, and/or employees of the Fund. These officers, directors and employees are paid no compensation by the Fund.

3.  Investments
During the six months ended April 30, 1997, the Fund made purchases of $25,051,942 and sales of $5,997,025 of investment securities other than U.S. government securities and temporary cash investments.

At April 30, 1997, unrealized appreciation for federal income tax purposes aggregated $4,880,964 of which $5,512,127 related to unrealized appreciation of securities and $631,163 related to unrealized depreciation of securities. At April 30, 1997, the aggregate cost of securities for federal tax purposes was $41,780,036.

4.  Capital Stock
                                                    SIX MONTHS     YEAR
                                                       ENDED       ENDED
                                                      4/30/97     10/31/96
                                                      -------     --------
Shares sold:
Devon Fund A Class. . . . . . .                       938,753      481,037
Devon Fund B Class. . . . . . .                       562,826      167,538
Devon Fund C Class. . . . . . .                        67,476      117,220
Devon Fund Institutional Class                         92,575       63,036

Shares issued upon reinvestment of dividends from net
investment income and net realized gain on
security transactions:
Devon Fund A Class. . . . . . .                        85,365       48,285
Devon Fund B Class. . . . . . .                        18,889        4,965
Devon Fund C Class. . . . . . .                         5,782          312
Devon Fund Institutional Class                         17,849       16,198
                                                    ---------      -------
                                                    1,789,515      898,591
                                                    ---------      -------
Shares repurchased:
Devon Fund A Class. . . . . . .                      (205,030)    (213,978)
Devon Fund B Class. . . . . . .                        (7,731)      (7,814)
Devon Fund C Class. . . . . . .                        (8,191)     (44,875)
Devon Fund Institutional Class                        (55,041)     (82,931)
                                                    ---------      -------
                                                     (275,993)    (349,598)
                                                    ---------      -------
Net increase. . . . . . . . . . . . .               1,513,522      548,993
                                                    ---------      -------

5.  Lines of Credit
The Fund has a committed line of credit for $800,000. No amount was outstanding at April 30, 1997, or at any time during the last fiscal period.

                           1997 semi-annual report 15

THIS SEMI-ANNUAL REPORT IS FOR THE INFORMATION OF DEVON FUND SHAREHOLDERS, BUT IT MAY BE USED WITH PROSPECTIVE INVESTORS WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS FOR DEVON FUND, WHICH SETS FORTH DETAILS ABOUT CHARGES, EXPENSES, INVESTMENT OBJECTIVES AND OPERATING POLICIES OF THE FUND. YOU SHOULD READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST. SUMMARY INVESTMENT RESULTS ARE DOCUMENTED IN THE FUND'S CURRENT STATEMENT OF ADDITIONAL INFORMATION. THE FIGURES IN THIS REPORT REPRESENT PAST RESULTS WHICH ARE NOT A GUARANTEE OF FUTURE RESULTS. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

INVESTMENT MANAGER
Delaware Management Company, Inc.
Philadelphia

NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
Philadelphia

SHAREHOLDER SERVICING,
DIVIDEND DISBURSING
AND TRANSFER AGENT
Delaware Service Company, Inc.
Philadelphia

1818 Market Street
Philadelphia, PA 19103-3682

FOR SHAREHOLDERS
1.800.523.1918

FOR SECURITIES DEALERS
1.800.362.7500

FOR FINANCIAL INSTITUTIONS
REPRESENTATIVES
1.800.659.2265

Be sure to consult your financial adviser when making investments. Mutual funds can be a valuable part of your financial plan: however, shares of the Fund are not FDIC or NCUSIF insured, are not guaranteed by any bank or any credit union, and involve investment risk, including the possible loss of the principal amount invested. Shares of the Fund are not bank or credit union deposits.

Copy Rights Delaware Distributors, L.P.


DELAWARE
GROUP
-----------
Philadelphia o London




Printed in the USA on
recycled paper

SA-039 [4/97] PP6/97
(DG-28)